SUPPLEMENT DATED MAY 4, 2009
TO THE PROSPECTUS FOR PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
DATED MAY 1, 2009
(Not all Accounts are offered in all variable annuity and variable life insurance contracts.)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

RISK/RETURN SUMMARY

WEST COAST EQUITY ACCOUNT

On or about June 30, 2009, the West Coast Equity Account will change its name to the Principal Capital Appreciation Account. In conjunction with the name change, the Account will also change its strategies and risks. The strategies and risks relevant to the Principal Capital Appreciation Account are described below.

Sub-Advisor(s): Objective: Investor Profile:

Edge Asset Management, Inc. ("Edge")

The Account seeks to provide long-term growth of capital.

The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth, as well as the risks of investing in below investment grade bonds and REIT securities.

Main Strategies and Risks

Under normal circumstances, at least 80% of the Account’s net assets (plus any borrowings for investment purposes) will be invested in the common stocks of small, medium, and large capitalization companies.

The Account may invest up to 20% of its assets in both real estate investment trust ("REIT") securities and below investment-grade fixed-income securities (sometimes called "junk bonds"). The Account may invest up to 25% of its net assets in U.S. dollar denominated securities of foreign issuers.

In selecting investments for the Account, Edge selects equity securities based upon rigorous fundamental analysis that assesses the quality of each company's business, earnings growth potential, and stock valuation. Edge seeks to invest in good businesses that are well-managed, hold competitive advantages and generate high returns on invested capital. Also taken into consideration is the industry in which a company operates, its position in the marketplace and the barriers to entry to prevent further competition. Edge seeks to buy companies at attractive prices compared to their business value.

Among the principal risks (defined in Appendix A of the Prospectus) of investing in the Account are:

• Credit and Counterparty Risk	• Liquidity Risk	• Securities Lending Risk
• Equity Securities Risk	• Management Risk	• Small Company Risk
• Exchange Rate Risk	• Market Risk	• Underlying Fund Risk
• Foreign Securities Risk	• MidCap Stock Risk	• Value Stock Risk
• Growth Stock Risk	• Prepayment Risk
• High Yield Securities Risk	• Real Estate Securities Risk

The Principal Capital Appreciation Account will continue to measure its performance against the Russell 3000 Index. The West Coast Equity Account has changed its Morningstar category from the Morningstar Mid-Cap Blend Category Average to the Morningstar Large-Cap Blend Category Average. The Principal Capital Appreciation Account will use the Morningstar Large-Cap Blend Category Average.

MANAGEMENT OF THE FUND The Sub-Advisors

Edge Asset Management, Inc. ("Edge")

Effective May 4, 2009, Mr. Randall Yoakum no longer serves as portfolio manager for the SAM Portfolios. Mr. Meighan intends to continue to serve as portfolio manager to the SAM Portfolios through December 31, 2009. Mr. Dirk Laschanzky, whose biographical information is included in the Sub-Advisors section under Principal Global Investors, LLC ("PGI"), will begin serving as co-portfolio manager for the SAM Portfolios effective May 4, 2009.

Edge will provide these investment advisory services through a portfolio manager who will function as a co-employee of Edge and PGI under an investment service agreement. Through the agreement, the portfolio manager will have access to both Edge's and PGI's equity management processes, systems, staff, proprietary quantitative model, portfolio construction disciplines, experienced portfolio management, and quantitative research staff. This portfolio manager has access to both Edge's and PGI's trading staff and trade execution capabilities along with order management system, pre- and post-trade compliance system, portfolio accounting system and performance attribution and risk management system.